UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2016

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 South Pennsylvania Avenue,

Oklahoma City, Oklahoma 73107

Registrant’s telephone number, including area code: (405) 235-4546

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 8, 2016, LSB Industries, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with LSB Funding LLC (“LSB Funding”) and Security Benefit Corporation (“Security Benefit”), modifying and supplementing certain provisions of the Note Purchase Agreement, dated as of November 9, 2015 (the “Note Purchase Agreement”), by and among the Company, the subsidiaries of the Company party thereto as guarantors and LSB Funding and the Securities Purchase Agreement, dated as of December 4, 2015 (the “Securities Purchase Agreement”), by and among the Company, LSB Funding and Security Benefit Corporation.

As previously disclosed, on July 1, 2016, the Company sold all of its outstanding shares of stock in its wholly-owned subsidiary, The Climate Control Group, Inc., to a subsidiary of NIBE Industrier AB (publ) (the “Climate Control Sale”). The use of proceeds from the Climate Control Sale is subject to the Indenture, dated August 7, 2013 (the “Indenture”), by and among the Company, the subsidiaries of the Company party thereto as guarantors and UMB Bank, n.a., as trustee, the Note Purchase Agreement, and the Securities Purchase Agreement. Under the terms of the Note Purchase Agreement, the Company is required to use the proceeds of the Climate Control Sale to offer to purchase the maximum aggregate principle amount of the applicable notes and Indenture Obligations (as defined in the Note Purchase Agreement) on or before August 15, 2016 (such offers to purchase, “Purchase Offers”). The Securities Purchase Agreement, in Section 4.03, also contains limitations on the ways in which the Company may use the proceeds of the Climate Control Sale.

The Letter Agreement modifies the timing of the obligation under the Note Purchase Agreement to make Purchase Offers and provides that, until the Company is required to make Purchase Offers in accordance with the Letter Agreement, the Company will not be in breach of Section 4.03 of the Securities Purchase Agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated as of August 8, 2016, among LSB Industries, Inc., LSB Funding LLC and Security Benefit Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2016

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated as of August 8, 2016, among LSB Industries, Inc., LSB Funding LLC and Security Benefit Corporation